Exhibit 10.3

WAIVER AND SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED OMNIBUS AGREEMENT
This Waiver and Second Amendment to the Fourth Amended and Restated Omnibus Agreement (this “Second Amendment”) is entered into as of July 29, 2019, by and among Andeavor LLC, a Delaware limited liability company (“Andeavor”), on behalf of itself and the other Andeavor Entities (as defined herein), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company and formerly known as Tesoro Refining and Marketing Company (“TRMC”), Tesoro Companies, Inc., a Delaware corporation (“Tesoro Companies”), Tesoro Alaska Company LLC, a Delaware limited liability company and formerly known as Tesoro Alaska Company (“Tesoro Alaska”), Andeavor Logistics LP, a Delaware limited partnership (the “Partnership”), Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner” and together with Andeavor, the Andeavor Entities, TRMC, Tesoro Companies, Tesoro Alaska and the Partnership, the “Original Parties”), Marathon Petroleum Company LP, a Delaware limited partnership (“MPCLP”), Andeavor Logistics GP LLC, a Delaware limited liability company (the “New General Partner”), and Marathon Petroleum Corporation, a Delaware Corporation and ultimate parent of the Original Parties, MPCLP and New General Partner (“MPC”). The above-named entities are sometimes referred to in this Second Amendment each as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined in this Second Amendment shall have the meanings ascribed to such terms in the Omnibus Agreement (as that term is defined below).
WHEREAS, Partnership, General Partner, MPLX LP, a Delaware limited partnership (“MPLX”), MPLX GP LLC, a Delaware limited liability company and general partner of MPLX, and MPLX MAX LLC, a Delaware limited liability company and a wholly owned subsidiary of MPLX (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated May 7, 2019 (“Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will be merged with and into Partnership, with Partnership as the surviving entity and New General Partner being admitted as the general partner of Partnership (the “Merger”);
WHEREAS, the Original Parties and MPCLP are parties to that certain Fourth Amended and Restated Omnibus Agreement, dated as of October 30, 2017 (as amended, the “Omnibus Agreement”);
WHEREAS, as a condition and inducement to Partnership’s and MPLX’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Partnership, MPLX, General Partner, MPC and Western Refining Southwest, Inc., an Arizona Corporation and wholly owned subsidiary of MPC (“Southwest”), agreed pursuant to that certain Support Agreement dated May 7, 2019 (the “Support Agreement”) to amend the Omnibus Agreement to (i) reflect the admission of New General Partner as the new general partner of Partnership, and (ii) provide that a Partnership Change of Control shall not be deemed to occur unless and until MPC no longer directly or indirectly controls the general partner of Partnership, effective as of the date hereof;
WHEREAS, pursuant to Section 9.5 of the Omnibus Agreement, the Omnibus Agreement may only be amended by the written agreement of all of the Original Parties and MPCLP; and

WHEREAS, the Parties, including all of the Original Parties and MPCLP, wish to amend the Omnibus Agreement in accordance with the conditions in the Support Agreement and as set forth herein.
NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, as set forth herein, the Parties agree as follows, in each case, to be effective as of the effective time of the Merger:
WAIVER AND AMENDMENTS

1.
Waiver of Partnership Change of Control; Section 9.4. For purposes of the Omnibus Agreement, the Original Parties agree that a Partnership Change of Control shall not be deemed to occur unless and until MPC no longer directly or indirectly controls the general partner of Partnership, and the Original Parties hereby waive their rights, if any, to terminate the Omnibus Agreement under Section 9.4 as a result of the completion of the transactions contemplated by the Merger Agreement. This waiver given by the Original Parties herein shall be effective only in connection with the consummation of the transactions contemplated by the Merger Agreement and shall not be construed as a bar or waiver of any other right or remedy or of any subsequent right or remedy of the same kind on any other occasion under the Omnibus Agreement.

2.
New Parties. The preamble to the Omnibus Agreement is hereby amended to add MPC and New General Partner as parties to the Omnibus Agreement, and MPC and New General Partner, by their signatures below, agree to be bound by, and subject to, all of the covenants, terms and conditions of the Omnibus Agreement as though an original party thereto.

3.
Replacement of General Partner. In accordance with the Merger Agreement and in satisfaction of Section 8 of the Support Agreement, the General Partner is hereby replaced by the New General Partner in the Omnibus Agreement, and any and all references in the Omnibus Agreement to the General Partner shall be deemed references to the New General Partner as though New General Partner were an original party thereto.

4.	Definition of Partnership Change of Control. The definition of “Partnership Change of Control” is hereby amended and restated as follows:

“Partnership Change of Control” means MPC ceases to Control the general partner of the Partnership.”

5.	Notices. Section 9.2 of the Omnibus Agreement is amended to add the following notice information at the end of the section:
If to MPC:

Marathon Petroleum Corporation
539 South Main Street
Findlay, OH 45840
Attn: General Counsel

If to New General Partner:

Andeavor Logistics GP LLC
200 East Hardin Street
Findlay, OH 45840
Attn: General Counsel

6.	Miscellaneous.
a.    Other than as set forth above, the Omnibus Agreement shall remain in full force and effect as written.
b.    This Second Amendment constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.
c.    This Second Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Either Party's delivery of an executed counterpart signature page by facsimile (or electronic .pdf format transmission) is as effective as executing and delivering this Second Amendment in the presence of the other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Second Amendment.

6.
The invalidity or unenforceability of any term or provision of this Second Amendment in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Second Amendment that is manifestly unjust.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by as of the date first set forth above.

ANDEAVOR LLC

By:	/s/ Donald C. Templin
Name:	Donald C. Templin
Title:	President

TESORO REFINING & MARKETING COMPANY LLC

By:	/s/ Timothy T. Griffith
Name:	Timothy T. Griffith
Title:	Vice President

TESORO COMPANIES, INC.

By:	/s/ Donald C. Templin
Name:	Donald C. Templin
Title:	President

TESORO ALASKA COMPANY LLC

By:	/s/ Donald C. Templin
Name:	Donald C. Templin
Title:	President

Signature Page to Waiver and Second Amendment

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC, its general partner

By:	/s/ Don J. Sorensen
Name:	Don J. Sorensen
Title:	President

TESORO LOGISTICS GP, LLC

By:	/s/ Gary R. Heminger
Name:	Gary R. Heminger
Title:	Chief Executive Officer

ANDEAVOR LOGISTICS GP LLC

By:	/s/ Gary R. Heminger
Name:	Gary R. Heminger
Title:	Chief Executive Officer

Signature Page to Waiver and Second Amendment

MARATHON PETROLEUM COMPANY LP

By:	MPC Investment LLC, its general partner

By:	/s/ Gary R. Heminger
Name:	Gary R. Heminger
Title:	Chief Executive Officer

MARATHON PETROLEUM CORPORATION

By:	/s/ Gary R. Heminger
Name:	Gary R. Heminger
Title:	Chief Executive Officer

Signature Page to Waiver and Second Amendment